UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Airbnb, Inc.

(Name of Registrant as Specified In Its Charter)

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C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903Your vote matters! Meeting Materials: Notice of Meeting, Proxy Statement, and Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 5, 2026 for Stockholders of Record as of April 8, Airbnb, Inc. 2026 Annual Meeting of Stockholders To order paper materials, for this and/or future stockholder meetings, use one of Friday, June 5, 2026 10:00 AM, PDT Annual Meeting to be held via the Internet—please visit www.proxydocs.com/ABNB for more the following methods. details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ABNB Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/ABNB directions to attend the meeting, go to www.proxydocs.com/ABNB. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the Internet. 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your If you want to receive paper or e-mail copies of the proxy materials, you must request them. e-mail requesting material. There is no charge to you for requesting copies. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 26, 2026. Unless requested, you will not otherwise receive a paper or email copy. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Airbnb, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 AGAINST ON PROPOSALS 4, 5, 6 AND 7 PROPOSAL 1. To elect Nathan Blecharczyk, Alfred Lin and James Manyika as Class III Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified: 1.01 Nathan Blecharczyk 1.02 Alfred Lin 1.03 James Manyika 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers. To consider four advisory (non-binding) stockholder proposals, if properly presented at the Annual Meeting: 4. Oversight of risks relating to digital services; 5. Report on discrimination in charitable support; 6. Dual-class sunset; and 7. Report on risks of politicized divestments. The stockholders will also act on any other business that may properly come before the Annual Meeting or any postponement, continuation or adjournment thereof.